MONTGOMERY

MONTGOMERY
STREET
INCOME
SECURITIES

4

Annual Report
December 31, 1995

SCUDDER

Investment Adviser


    DIRECTORS         JOHN C. ATWATER
                      RICHARD J. BRADSHAW
                      OTTO W. BUTZ
                      MARYELLIE K. MOORE
                      WENDELL G. VAN AUKEN
                      JAMES C. VAN HORNE
                        Chairman

     OFFICERS         JOHN T. PACKARD
                        President
                      DANIEL PIERCE
                        Vice President and
                        Assistant Treasurer
                      EDWARD J. O'CONNELL
                        Vice President
                      THOMAS F. McDONOUGH
                        Vice President and
                        Secretary
                      PAMELA A. McGRATH
                        Vice President and
                        Treasurer
                      KATHRYN L. QUIRK
                        Vice President and
                        Assistant Secretary
                      STEPHEN A. WOHLER
                        Vice President
                      MARK S. BOYADJIAN
                        Vice President

   INVESTMENT         Scudder, Stevens & Clark, Inc.
      MANAGER         101 California Street, Suite 4100
                      San Francisco, CA 94111

     TRANSFER         State Street Bank and Trust
        AGENT         Company
                      P.O. Box 8200
                      Boston, MA 02266-8200

    CUSTODIAN         Chase Manhattan Bank, N.A.
                      4 Chase Metro Tech Center
                      18th Floor
                      Brooklyn, NY 11245

LEGAL COUNSEL         Howard, Rice, Nemerovski,
                        Canady, Falk & Rabin
                      Three Embarcadero Center
                      Seventh Floor
                      San Francisco, CA 94111

  INDEPENDENT        Ernst & Young LLP
     AUDITORS        200 Clarendon Street
                     Boston, MA 02116

                                               101 California Street, Suite 4100
                                                         San Francisco, CA 94111
                                                                  (415) 981-8191

Dear Shareholder:

The portfolio of Montgomery Street Income Securities, Inc. (the Fund) produced a total return for the quarter ended December 31, 1995 of 4.81%. The net asset value (NAV) per share was $19.94, a slight increase from $19.79 in September, reflecting higher bond prices partially offset by the payment of two dividends in the final quarter of the year. Dividend payments of $0.35 per share were made on October 31 and $0.36 per share on December 29. The $0.01 higher dividend in December represented the distribution of excess income accumulation at year end as opposed to an increase in the earning power of the Fund's portfolio. The market price of the Fund's shares, which trade on the New York Stock Exchange
(NYSE), was $18.00 on December 31, 1995, compared to $17.75 on September 30. At quarter end, the annualized dividend yield of the Fund based on market value was 7.8%, approximately 2.2% above the yield of the 10-year U.S. Treasury Note.

For the full year the change in NAV from $17.72 to $19.94 represented an increase of 12.53%. When the dividend of $1.40 for the year is taken into consideration, the total return for the Fund was 21.78%. The unmanaged Lehman Brothers Aggregate Bond Index produced a total return of 18.47% during this same period. The change in the Lehman Brothers Aggregate Bond Index was the largest in the last decade and almost double the return the Index had in 1993, which was another strong year for bonds. The Index posted positive returns for 11 months in 1995 with only the month of July showing a negative return. The NYSE share price of the Fund increased to $18.00 from $15.75 per share at the end of 1994, a gain of 14.29% before taking income into consideration. The market discount to NAV declined from 11.1% at the end of 1994 to 9.7% on December 31, 1995; the discount was even lower in early February.

The total return of the Fund based on NAV, which reflects the performance of the underlying portfolio, has been competitive. Annualized total returns (based on NAV and dividends) vs. the unmanaged Lehman Brothers Aggregate Bond Index for the last 5 years are shown below.

                   -------------------------------------------------------
                                  Montgomery         Lehman
                                    Street          Brothers
                                    Income         Aggregate      Return
                                  Securities       Bond Index    Advantage
                   -------------------------------------------------------
                     1  year         21.78%          18.47%       3.31%
                     2  years         7.84            7.24        0.60
                     3  years         9.36            8.07        1.29
                     4  years         9.93            7.90        2.03
                     5  years        12.30            9.48        2.82
                   -------------------------------------------------------

We believe that the total return performance of the Fund has been quite good, especially considering the moderate risk profile that we have maintained in the face of volatile markets. Duration has been kept in the 5 to 6 year range, shorter than many other bond funds. A conservative course has been followed in the use of below investment grade bonds, limiting the size of this commitment to about 20% of the overall portfolio and using primarily BB rated issues.

Market and Economic Conditions

During the fourth quarter bonds continued to increase in price, reflecting the increasingly apparent slowdown in the growth of business and the expectation of another move by the Federal Reserve Board to ease short-term interest rates.

This did occur on December 19 when the Federal Funds target rate was cut by 25 basis points for the second time in 1995. Economic growth continued to show signs of slowing, especially in the retail sales area. In addition, the cycle in capital goods may be rolling over, and a weak Europe probably spells weaker exports. Inflation remains in check and there is nothing apparent on the horizon which would cause it to increase rapidly from the current level.

The budget impasse has been nothing short of astounding. The potential default in connection with the January 29 Treasury refinancing was avoided with a last minute third extension of the national debt ceiling. The inability to reconcile this situation could lead to a crisis of confidence. On the other hand, the public may interpret it as politics as usual and, while miffed at the inconvenience it is causing, may not treat it as a significant problem. There is risk that the bond market may be disappointed if true resolution must await an uncertain election in November.

As you can see from the yield curves below, short-term rates have been held up by the Fed, while longer maturities have come down in yield sharply since last year. The yield curve has actually rallied to a flatter shape, once again due to the Fed's reluctance to lower short term rates until the budget deal is done.

                              Treasury Yield Curves

          0.25      5.682         0.25       5.406         0.25      5.072
          0.5       6.495         0.5        5.576         0.5       5.147
          1         7.162         1          5.674         1         5.132
          2         7.690         2          5.851         2         5.150
          3         7.778         3          5.914         3         5.208
          5         7.827         5          6.015         5         5.374
         10         7.827        10          6.178        10         5.570
         30         7.876        30          6.504        30         5.949

      Years       12/31/94                  9/30/95                12/31/95
        to
     Maturity


Corporate securities showed very good performance for the year, as financing needs were relatively light because of excellent corporate cash flow generation from business operations. This combination of less debt issuance, better credit fundamentals, and good buying demand, brought the yields on corporates closer to Treasurys through most of the year. Mortgages, however, generally underperformed as the market rallied, as they were subjected to rapidly escalating pre-payment assumptions. Higher prepayments shortened the expected life of mortgage securities, reducing their price advance as yields moved lower.

The Portfolio

As yields fell in 1995, the portfolio was benefited by the low cash position we held during the year. Because rates fell more in the intermediate maturities, that portion of the yield curve had good returns, especially on a duration (or risk) adjusted basis. During the fourth quarter the portfolio was extended from an average maturity of 12.5 years to 13.6 years. Duration was moved from 5.1 years to 5.5 years, reflecting our view that the Fed would eventually have to ease in response to a weakening economy.

Our corporate bond position remained relatively stable at 57.5% of the portfolio. NationsBank, First Union Corp., and Olympic Financial were added during the last quarter as we increased our exposure in the financial sector. We added to mortgage pass-throughs as they lagged the market during the rally since summer. Mortgages provide a high quality source of income, however, during volatile periods they tend to underperform. We think the market's recent run has made selected pass-through securities attractive again. Our mortgage commitment is currently focused in seasoned higher coupon areas, where we think prepayments will be below general expectations, and in the 15-year final maturity area, which should take advantage of a steeper curve as the Fed eases in coming months. The comparative bar graph below shows the changes that occurred during the quarter in the sector allocation of the portfolio.

                      Percent of Portfolio as of 12/31/95

                                   9/30/95     12/31/95

Cash                                  8.3         0.7
Treasury and Agency (Gov't)           7.5         7
Mortgage                             17.7        24.5
Asset-Backed                          4.          4.
Industrial                           36.         34.
Utility                               7.2         6.8
Finance                              13.         16.7
Foreign                               6.2         5.1



The Fund's investment policy allows the portfolio to hold up to 30% of total assets in foreign denominated securities, preferreds, convertibles, private placements, and below investment grade debt securities. As of year end the Fund held 24.6% of its assets in these categories, 20.1% of which are below investment grade in terms of credit rating. The single largest below investment grade holding is Safeway, a supermarket chain, comprising 2.0% of the total portfolio. Average quality for the portfolio at year end was "A". The PT Alatief (a subsidiary of Freeport McMoran Resources) holding was upgraded to "BBB" -- from below investment grade during the quarter. We sold our positions in Unisys due to concerns about credit trends.

The pie chart below shows the quality breakdown of the portfolio.

                                    Quality
                              -------------------
                              Cash           0.7%
                              Government    31.5%
                              AAA            0.9%
                              AA             6.5%
                              A              9.1%
                              BBB           48.7%
                              BB             2.6%
                              -------------------
                                           100.0%
                                           ------
                                           ------

Our 3.2% commitment in U.S. dollar denominated Mexican corporates performed well during the quarter, as most emerging markets enjoyed some resurgence of investment favor. We reduced our only non-dollar position in Government of Canada bonds to 1.9% from 3.0% prior to the Quebec referendum. Although the Separatists were defeated, the election was razor close and unsettled the currency market.

Our position in the structured note area remains unchanged. The General Electric Capital Corp. inverse floating rate note's coupon was lowered to 2.918% in November where it provides an expected yield to maturity of 6.04% based on year end pricing. However, this instrument advanced in price from $89.63 to $93.13 over the quarter as lower European short-term rates have been anticipated by the market. The Student Loan Marketing Association inverse floater remains at 4.40%, above its floor of 4.00%. Declining German yields auger well for returns on this agency credit.

Investment Policy Addendum

During the year, the Board of Directors of the Fund adopted investment guidelines for a type of mortgage transaction called a "dollar roll". In this transaction a mortgage security held in the portfolio is sold, and the same type of security (same issuer, same coupon, same type of underlying mortgage) purchased for delivery at a later date. At times, technical conditions in the mortgage market make this type of transaction attractive by enhancing the income earned by the portfolio. The Board put restrictions in place to help limit the counterparty and leverage risks which are sometimes associated with this type of transaction. The Fund will be able to commit no more than 15% of net assets to dollar rolls at any time, although there were no transactions of this nature in 1995.

Portfolio Management Responsibilities and Team

Stephen A. Wohler, Vice President of the Fund, leads the Fund's portfolio management team, having assumed responsibility for day-to-day management in 1988. Stephen has over 15 years' experience managing fixed-income investments. Mark S. Boyadjian, C.F.A., a Vice President of the Fund, has been a member of the Fund's portfolio management team for over four years. Mark has eight years' experience in investment management. Kristin Bradbury, C.F.A., is responsible for quantitative analysis and trading for the portfolio. Ms. Bradbury has 10 years of investment related experience.

Dividend Reinvestment and Cash Purchase Option

The Fund maintains an optional Dividend Reinvestment and Cash Purchase Plan (the
Plan) for the automatic reinvestment of your dividends and capital gains distributions in the shares of the Fund. This Plan also allows you to make additional cash investments in Fund shares. We recommend that you consider enrolling in the Plan to build your investments. State Street Bank and Trust Company is the Fund's Plan Agent, and the Plan's features are described beginning on page 22 of this report.

Director Retiring

Mr. John A. White resigned last month from his role as honorary director of Montgomery Street Income Securities. Mr. White was one of the original directors of the Fund and guided the Fund as an active director for 18 years through his leadership and dedication. After his retirement as an active director in 1991, he continued to provide counsel to the Board as an honorary director until January 1996. His strong interest in the welfare of the Fund's shareholders and his sound advice over the years have set a high standard of professionalism which we will aspire to uphold.

Thank you for being a shareholder this year.

Sincerely,

/s/John T. Packard                         /s/Stephen A. Wohler

John T. Packard                            Stephen A. Wohler
President                                  Vice President
                                           Portfolio Manager of the Fund

February 8, 1996

This report is sent to shareholders of Montgomery Street Income Securities, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

INVESTMENT OBJECTIVES

Your Fund is a closed-end diversified management investment company registered under the Investment Company Act of 1940, investing and reinvesting its assets in a portfolio of selected securities. The Fund's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risks, from a diversified portfolio primarily of debt securities. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT POLICIES

Investment of your Fund is guided by the following principal investment policies:

At least 70% of total assets must be invested in: straight debt securities (other than municipal securities) rated within the four highest grades assigned by Moody's Investors Service, Inc. or Standard & Poor's; bank debt of comparable quality; U.S. government or agency securities; commercial paper; cash; cash equivalents; or Canadian government, provincial, or municipal securities (not in excess of 25% of total assets).

Up to 30% of total assets (the "30% basket") may be invested in U.S. or foreign securities that are straight debt securities, whether or not rated, convertible securities, preferred stocks, or dividend-paying utility company common stock.

Not more than 25% of total assets may be invested in securities of any one industry (neither utility companies as a whole nor finance companies as a whole are considered an "industry" for the purposes of this limitation).

Not more than 15% of total assets may be invested in securities which are restricted as to resale.

Not more than 5% of total assets may be invested in securities of any one issuer, other than U.S. government or agency securities.

The Fund may invest money pursuant to repurchase agreements so long as the Fund is initially wholly secured with collateral consisting of securities in which the Fund can invest under its investment objectives and policies. In addition, investment in repurchase agreements must not, at the time of any such loan, be as a whole more than 20%--and be as to any one borrower more than 5%--of the Fund's total assets.

The Fund may loan portfolio securities so long as the Fund is continuously secured by collateral at least equal to the market value of the securities loaned. In addition, loans of securities must not, at the time of any such loan, be as a whole more than 10% of the Fund's total assets.

The Fund may borrow funds to purchase securities, provided that the aggregate amount of such borrowings may not exceed 30% of the Fund's assets (including aggregate borrowings), less liabilities (excluding such borrowings).

The Fund may enter into forward foreign currency sale contracts to hedge portfolio positions, provided, among other things, that such contracts have a maturity of one year or less and at the time of purchase, the Fund's obligations under such contracts may not exceed either the market value of portfolio securities denominated in the foreign currency or 15% of the Fund's total assets.

Subject to adoption of Board guidelines, the Fund may enter into interest rate futures contracts and purchase or write options on interest rate futures contracts, provided, among other things, that the Fund's obligations under such instruments may not exceed the market value of the Fund's assets not subject to the 30% basket.

SCHEDULE OF INVESTMENTS
December 31, 1995

                                                                                               Principal        Market
                                                                                              Amount ($)*      Value ($)
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%
(UNDER 1 YEAR)

        American Express Credit Corp., 5.609%, 1/5/96 ................................            270,000       270,000
        Beneficial Corp., 5.929%, 1/5/96 .............................................          1,204,000     1,204,000
                                                                                                             ----------
        TOTAL SHORT-TERM INVESTMENTS (Cost $1,474,000) ...............................                        1,474,000
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------

INTERMEDIATE-TERM BONDS -- 29.9%
(1 - 8 YEARS)

U.S. TREASURY AND AGENCY -- 8.6%
        Federal Home Loan Mortgage Corp., REMIC, 1724, principal only
                certificate, 5/15/01 .................................................          3,450,198     2,926,739
        Federal National Mortgage Association, pass-thru certificate, 8%,
                with various maturities to 11/1/01 ...................................            615,798       632,731
        Student Loan Marketing Association, floating rate debenture, coupon
                inversely indexed to 5 year German Swap Rate, 4.4%, 3/23/98** ........          2,500,000     2,437,500
        U.S. Treasury Note, 8.875%, 2/15/99 ..........................................          8,000,000     8,820,000
        U.S. Treasury Note, 9.125%, 5/15/99 ..........................................          2,400,000     2,678,256
                                                                                                             ----------
                                                                                                             17,495,226
                                                                                                             ----------
FOREIGN GOVERNMENT -- 1.7%
        Banco Nacional de Comercio Exterior SNC, 8%, 8/5/03 ..........................          2,000,000     1,590,000
        Nacional Financiera SNC, 9.375%, 7/15/02 .....................................          2,000,000     1,780,000
                                                                                                             ----------
                                                                                                              3,370,000
                                                                                                             ----------

METALS & MINERALS -- 1.6%
 Precious Metals
        Alatief Freeport Financial Co., note, 9.75%, 4/15/01 .........................          3,000,000     3,352,500
                                                                                                             ----------

CONSUMER DISCRETIONARY -- 3.0%
 Department and Chain Stores -- 1.0%
        Federated Department Stores, Inc., senior note, 10%, 2/15/01 .................          2,000,000     2,180,000
                                                                                                             ----------
 Retail -- 2.0%
        Safeway Stores Inc., senior subordinated note, 10%, 12/1/01 ..................          3,500,000     3,955,000
                                                                                                             ----------

CONSUMER STAPLES -- 1.5%
 Food & Beverage
        Empresa La Moderna S.A., 10.25%, 11/12/97 ....................................          1,000,000       980,000
        Fomento Economico Mexicano, S.A. (FEMSA), 9.5%, 7/22/97 ......................          1,000,000       995,000
        Gruma, 9.75%, 3/9/98 .........................................................          1,000,000       972,500
                                                                                                             ----------
                                                                                                              2,947,500
                                                                                                             ----------

    The accompanying notes are an integral part of the financial statements.

                                                                                                Principal      Market
                                                                                               Amount ($)*    Value ($)
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 8.1%
 Banks -- 3.0%
        Continental Bank, subordinated note, 12.5%, 4/1/01 ...........................          3,000,000     3,854,100
        First USA Bank, global subordinated note, 7.65%, 8/1/03 ......................          2,000,000     2,085,940
                                                                                                             ----------
                                                                                                              5,940,040
                                                                                                             ----------
 Other Financial Companies -- 3.5%
        General Electric Capital Corp., medium-term basket structured note, coupon inversely indexed to 6 month Italian LIBOR and
          Swedish STIBOR, 2.91825%, 5/21/98** ........................................          2,000,000     1,862,500
        Olympic Financial Ltd., 13%, 5/1/00 ..........................................          2,000,000     2,185,000
        Taubman Realty Group LP, medium-term note, 7.5%, 6/15/02 .....................          3,000,000     3,013,500
                                                                                                             ----------
                                                                                                              7,061,000
                                                                                                             ----------
 Real Estate -- 1.6%
        Federal Realty Investment Trust, convertible bond, 5.25%, 10/28/03 ...........          2,000,000     1,760,000
        Health Care Properties Investors Inc., 6%, 11/8/00 ...........................          1,500,000     1,483,125
                                                                                                             ----------
                                                                                                              3,243,125
                                                                                                             ----------

SERVICE INDUSTRIES -- 1.1%
 Service Industries
        ADT Operations, senior subordinated note, 9.25%, 8/1/03 ......................          2,000,000     2,145,000
                                                                                                             ----------
MEDIA -- 1.6%
 Cable Television
        Rogers Cablesystems Ltd., senior secured note, 9.625%, 8/1/02 ................          3,000,000     3,142,500
                                                                                                             ----------
ENERGY -- 1.7%
 Chemicals
        Lyondell Petrochemical Co., note, 10%, 6/1/99 ................................          3,000,000     3,358,350
                                                                                                             ----------
TECHNOLOGY -- 1.0%
 Electronic Data Processing
        Digital Equipment Corp., global note, 7.125%, 10/15/02 .......................          2,000,000     2,019,780
                                                                                                             ----------
        TOTAL INTERMEDIATE-TERM BONDS (Cost $57,737,018) .............................                       60,210,021
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
LONG-TERM BONDS -- 66.2%
(OVER 8 YEARS)

U.S. TREASURY & AGENCY -- 22.3%
        Federal Home Loan Mortgage Corp., 6%, 12/1/10 ................................          5,100,000     5,044,206
        Federal Home Loan Mortgage Corp., 8%, 7/1/25 .................................          7,816,467     8,099,814
        Federal Home Loan Mortgage Corp., REMIC, interest only certificate,
          7%, 9/15/23 ................................................................          2,677,991     1,210,954
        Federal National Mortgage Association, pass-thru certificate, 9%,
          with various maturities to 10/1/25 .........................................          1,723,465     1,815,016

    The accompanying notes are an integral part of the financial statements.

                                                                                                Principal      Market
                                                                                               Amount ($)*    Value ($)
-----------------------------------------------------------------------------------------------------------------------
        Federal National Mortgage Association, REMIC, interest only
          certificate, 7%, 8/25/23 ...................................................          2,307,142     1,155,734
        Government National Mortgage Association, pass-thru certificate, 6.5%,
          with various maturities to 5/15/09 .........................................         18,306,171    18,472,024
        Government National Mortgage Association, pass-thru certificate, 8%,
          with various maturities to 5/20/25 .........................................          8,806,595     9,169,458
                                                                                                             ----------
                                                                                                             44,967,206
                                                                                                             ----------
FOREIGN GOVERNMENT -- 1.9%
        Government of Canada, 8%, 6/1/23 .............................................    CAD   5,000,000     3,839,846
                                                                                                             ----------
COMMUNICATIONS -- 1.1%
        TCI Communications Inc., senior note, 8%, 8/1/05 .............................          2,000,000     2,122,980
                                                                                                             ----------
CONSTRUCTION -- 2.1%
        Georgia-Pacific Corp., debenture, 7.7%, 6/15/15 ..............................          2,000,000     2,093,400
        USG Corp., senior note, 8.5%, 8/1/05 .........................................          2,000,000     2,070,000
                                                                                                             ----------
                                                                                                              4,163,400
                                                                                                             ----------
CONSUMER DISCRETIONARY -- 1.0%
 Hotels & Casinos
        Marriott Corp., debenture, 9.375%, 6/15/07 ...................................          2,000,000     1,997,500
                                                                                                             ----------
CONSUMER STAPLES -- 4.1%
 Food & Beverage
        Borden Inc., debenture, 9.2%, 3/15/21 ........................................          4,000,000     4,245,640
        Coca Cola Co., Inc., debenture, 7.375%, 7/29/2093 ............................          3,500,000     3,953,110
                                                                                                             ----------
                                                                                                              8,198,750
                                                                                                             ----------
FINANCIAL -- 11.7%
 Banks -- 5.7%
        ABN-AMRO Bank N.V., subordinated note, 7.125%, 10/15/2093 ....................          5,000,000     5,141,400
        First Union Corp. subordinated note, 6.55%, 10/15/35 .........................          3,000,000     3,120,090
        NationsBank Corp., 7.75%, 8/15/15 ............................................          3,000,000     3,286,050
                                                                                                             ----------
                                                                                                             11,547,540
                                                                                                             ----------
 Other Financial Companies -- 6.0%
        Commercial Credit Corp., debenture, 10%, 5/15/09 .............................          3,000,000     3,935,970
        Greentree Financial Corp., asset-backed, senior subordinated
          pass-thru certificate, 7.2%, 1/15/19 .......................................          8,000,000     8,040,000
                                                                                                             ----------
                                                                                                             11,975,970
                                                                                                             ----------
MEDIA -- 3.2%
 Broadcasting & Entertainment
        Paramount Communications, Inc., senior debenture, 7.5%, 7/15/23 ..............          2,000,000     1,921,920
        Time Warner Inc., debenture, 9.125%, 1/15/13 .................................          4,000,000     4,507,800
                                                                                                             ----------
                                                                                                              6,429,720
                                                                                                             ----------


    The accompanying notes are an integral part of the financial statements.

                                                                                                Principal       Market
                                                                                               Amount ($)*     Value ($)
------------------------------------------------------------------------------------------------------------------------
DURABLES -- 1.4%
 Aerospace
        McDonnell Douglas, debenture, 9.75%, 4/1/12 ..................................          2,250,000     2,896,740
                                                                                                            -----------
ENERGY -- 10.2%
 Oil & Gas Production -- 8.2%
        Lasmo U.S.A. Inc., note, 8.375%, 6/1/23 ......................................          3,000,000     3,180,300
        Louis Dreyfus Natural Gas Corp., senior note, 9.25%, 6/15/04 .................          3,000,000     3,245,280
        Saga Petroleum A.S., debenture, 9.125%, 7/15/14 ..............................          3,000,000     3,503,760
        Seagull Energy, senior subordinated note, 8.625%, 8/1/05 .....................          3,000,000     2,895,000
        Unocal Corp., debenture, 9.4%, 2/15/11 .......................................          3,000,000     3,768,780
                                                                                                            -----------
                                                                                                             16,593,120
                                                                                                            -----------
 Oil Companies -- 2.0%
        Atlantic Richfield, medium-term note, 10.875%, 7/15/05 .......................          3,000,000     3,927,960
                                                                                                            -----------
MANUFACTURING -- 2.3%
 Diversified Manufacturing
        Borden Chemicals and Plastics, Ltd., 9.5%, 5/1/05 ............................          2,000,000     2,060,000
        Tenneco Inc., debenture, 10%, 3/15/08 ........................................          2,000,000     2,572,220
                                                                                                            -----------
                                                                                                              4,632,220
                                                                                                            -----------
TECHNOLOGY -- 0.9%
 Military Electronics
        Loral Corp., note, 8.375%, 6/15/24 ...........................................          1,500,000     1,722,495
                                                                                                            -----------
TRANSPORTATION -- 0.9%
 Airlines
        American Airlines, Inc., medium-term note, 10.45%, 3/10/11 ...................          1,500,000     1,865,880
                                                                                                            -----------
UTILITIES -- 3.1%
 Natural Gas Distributors
        ANR Pipeline, debenture, 9.625%, 11/1/21 .....................................          2,000,000     2,579,740
        Coastal Corp., debenture, 9.625%, 5/15/12 ....................................          3,000,000     3,603,870
                                                                                                            -----------
                                                                                                              6,183,610
                                                                                                            -----------
        TOTAL LONG-TERM BONDS (Cost $126,530,712) ....................................                      133,064,937
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                                                                                              Market
                                                                                                   Shares    Value ($)
-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.7%

FINANCIAL
 Banks -- 0.7%
        First Nationwide Bank, non-cumulative 11.5% ..................................             12,500     1,403,125
                                                                                                            -----------
 Real Estate -- 1.0%
        United Dominion Realty Trust Inc., "A", 9.25% ................................             80,000     2,070,000
                                                                                                            -----------

        TOTAL PREFERRED STOCK (Cost $3,250,000) ......................................                        3,473,125
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------
        TOTAL INVESTMENT PORTFOLIO -- 98.5% (Cost $188,991,730)(a) ...................                      198,222,083
        OTHER ASSETS AND LIABILITIES, NET -- 1.5% ....................................                        3,025,203
                                                                                                            -----------
        NET ASSETS -- 100.0% .........................................................                      201,247,286
                                                                                                            ===========

---------------
(a) The cost for federal income tax purposes was $188,991,730. At December 31, 1995, net unrealized appreciation for all securities based on tax cost was $9,230,353. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,467,928 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,237,575.

*   Principal amount is stated in U.S. dollars unless otherwise specified.

** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of December 31, 1995.

    CURRENCY ABBREVIATIONS USED IN THIS PORTFOLIO:

    CAD   Canadian Dollar


  The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

ASSETS
        Investments, at market (identified cost $188,991,730)
                (Note A) .............................................................                    $ 198,222,083
        Cash .........................................................................                              745
        Interest and dividends receivable ............................................                        3,210,558
                                                                                                          -------------
                                                                          TOTAL ASSETS                      201,433,386
LIABILITIES
        Accrued management fee (Note B) ..............................................     $ 84,564
        Other accrued expenses .......................................................      101,536
                                                                                           --------
                                                                     TOTAL LIABILITIES                          186,100
                                                                                                          -------------
                NET ASSETS, at market value ..........................................                    $ 201,247,286
                                                                                                          =============

NET ASSETS
        Net assets consist of:
                Undistributed net investment income ..................................                    $     206,477
                Net unrealized appreciation on investments ...........................                        9,230,353
                Accumulated net realized loss ........................................                       (5,621,744)
                Common stock .........................................................                       10,091,241
                Additional paid-in capital ...........................................                      187,340,959
                                                                                                          -------------
                NET ASSETS, at market value ..........................................                    $ 201,247,286
                                                                                                          =============
NET ASSET VALUE PER SHARE ($201,247,286 divided by 10,091,241 shares of common stock outstanding, $1.00 par value, 15,000,000
        shares authorized) ...........................................................                           $19.94
                                                                                                                 ======


  The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME
        INCOME:
                Interest ..........................................                 $15,472,086
                Dividends .........................................                     277,875
                                                                                    -----------
                                                                                     15,749,961

        EXPENSES:
                Management and investment advisory fee (Note B) ...       $946,575
                Directors' fees (Note B) ..........................         80,143
                Transfer agent and dividend disbursing agent fees..         92,824
                Reports to shareholders ...........................         77,127
                Auditing ..........................................         64,479
                State franchise tax ...............................         41,034
                Legal .............................................         29,351
                Custodian fees ....................................         14,761
                Other .............................................         63,714     1,410,008
                                                                          --------   -----------
                                              NET INVESTMENT INCOME                   14,339,953
                                                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
        Net realized gain from investment transactions ............                      20,961
        Net unrealized appreciation during the period on:
                Investments .......................................                  22,105,285
                Foreign currency related transactions .............                         396
                                                                                    -----------
        Net gain on investments ...................................                  22,126,642
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............                 $36,466,595
                                                                                    ===========

  The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      Years Ended December 31,
                                                                                      ------------------------
                                                                                        1995           1994
                                                                                        ----           ----
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net investment income ....................................................    $  14,339,953    $ 13,714,204
     Net realized gain (loss) from investment transactions ....................           20,961      (5,045,581)
     Net unrealized appreciation (depreciation) on investment
         transactions during the period .......................................       22,105,681     (19,015,182)
                                                                                   -------------    ------------
Net increase (decrease) in net assets resulting from operations ...............       36,466,595     (10,346,559)
                                                                                   -------------    ------------
Dividends to shareholders from net investment income
     ($1.40 and $1.36 per share, respectively) ................................      (14,069,861)    (13,575,510)
                                                                                   -------------    ------------
Fund share transactions:
     Reinvestment of dividends from net investment income .....................        1,168,280       1,106,625
                                                                                   -------------    ------------
INCREASE (DECREASE) IN NET ASSETS .............................................       23,565,014     (22,815,444)
Net assets at beginning of period .............................................      177,682,272     200,497,716
                                                                                   -------------    ------------
NET ASSETS AT END OF PERIOD (including undistributed net
     investment income of $206,477 and $93,446, respectively) .................    $ 201,247,286    $177,682,272
                                                                                   =============    ============

OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period .....................................       10,024,589       9,958,150
Shares issued to shareholders in reinvestment of dividends
     from net investment income ...............................................           66,652          66,439
                                                                                   -------------    ------------
Shares outstanding at end of period ...........................................       10,091,241      10,024,589
                                                                                   =============    ============

  The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                                          Years Ended December 31,
                                                              ----------------------------------------------
                                                               1995(a)    1994(a)   1993(a)  1992(a)  1991
                                                              ----------------------------------------------
Net asset value, beginning of period ...................      $17.72     $20.13    $19.30   $19.17   $17.21
                                                              ------     ------    ------   ------   ------
Income from investment operations:
        Income .........................................        1.57       1.51      1.68     1.84     1.88
        Operating expenses .............................        (.14)      (.14)     (.15)    (.15)    (.13)
                                                              ------     ------    ------   ------   ------
        Net investment income ..........................        1.43       1.37      1.53     1.69     1.75
        Net realized and unrealized gain (loss) ........        2.19      (2.42)      .84      .47     1.97
                                                              ------     ------    ------   ------   ------
Total from investment operations .......................        3.62      (1.05)     2.37     2.16     3.72
                                                              ------     ------    ------   ------   ------
Dilution resulting from the rights offering ............          --         --        --     (.36)      --
Less distributions from net investment
        income .........................................       (1.40)     (1.36)    (1.54)   (1.67)   (1.76)
                                                              ------     ------    ------   ------   ------
Net asset value, end of period .........................      $19.94     $17.72    $20.13   $19.30   $19.17
                                                              ======     ======    ======   ======   ======
Per share market value, end of period ..................      $18.00     $15.75    $19.75   $20.88   $19.63
                                                              ======     ======    ======   ======   ======
Price range on New York Stock Exchange
        for each share of Common Stock
        outstanding during the period (Unaudited):
        High ...........................................      $19.13     $20.25    $22.38   $21.00   $20.25
        Low ............................................      $15.75     $15.25    $19.25   $19.00   $17.00
TOTAL INVESTMENT RETURN
        Per share market value (%) .....................       23.69     (13.54)     2.02    17.98    23.11
        Per share net asset value (%) (b) ..............       21.78      (4.51)    12.47    11.67    22.28
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .................         201        178       200      191      157
Ratio of operating expenses to
        average net assets (%) .........................         .73        .71       .73      .75      .69
Ratio of net investment income to
        average net assets (%) .........................        7.45       7.28      7.53     8.69     9.60
Portfolio turnover rate (%) ............................        76.4      137.0     122.8    137.6     72.0


--------------

(a)   Based on monthly average shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The dilution resulting from the rights offering in 1992 has been treated as a distribution for the total return calculation. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

NOTES TO FINANCIAL STATEMENTS
December 31, 1995

NOTE A--SIGNIFICANT ACCOUNTING POLICIES. Montgomery Street Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.

   Significant accounting policies are summarized as follows:

   Valuation of Investments--Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, or if the Adviser does not believe that the value supplied by the pricing agent represents fair market value, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. Securities for which market quotations are not available are valued as determined in good faith by or under the direction of the Board of Directors of the Fund.

   Foreign Currency Translations--The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

   (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

   Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

   Federal Income Taxes--The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund, accordingly, paid no federal income taxes and no federal income tax provision was required.

   As of December 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $5,622,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 1999 ($61,000), December 31, 2002 ($3,313,000), and December 31, 2003 ($2,248,000), the respective expiration dates, whichever occurs first.

   Distribution of Income and Gains--Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The Fund uses the specific identification method for determining realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

   The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles
   (GAAP). These differences relate primarily to investments in mortgage backed securities. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

   Other--Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

NOTE B--MANAGEMENT AND INVESTMENT ADVISORY FEE. Under the Fund's Management and Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser for services rendered, an annual fee, payable monthly, equal to .50 of 1% of the value of the net assets of the Fund up to and including $150 million; .45 of 1% of the value of the net assets of the Fund over $150 million and up to and including $200 million; and .40 of 1% of the value of the net assets of the Fund over $200 million. The Agreement also provides that the Adviser will reimburse the Fund for all expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) borne by the Fund in any fiscal year in excess of the sum of one and one-half percent of the first $30 million of average net assets and one percent of average net assets in excess of $30 million. Further, if annual expenses as defined in the Agreement exceed 25% of the Fund's annual gross income, the excess will be reimbursed by the Adviser. For the year ended December 31, 1995, the fee pursuant to the Agreement amounted to $946,575.

None of the Directors are affiliated with the Adviser. For the year ended December 31, 1995, Directors' fees aggregated $80,143.

NOTE C--PURCHASES AND SALES OF INVESTMENTS. For the year ended December 31, 1995, purchases and sales of investment securities other than direct U.S. government obligations and short-term investments aggregated $119,300,033 and $114,237,705, respectively. Purchases and sales of direct U.S. government obligations aggregated $19,395,782 and $23,861,953, respectively.

NOTE D -- UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                1995
                             -----------------------------------------------------------------
                               FIRST        SECOND        THIRD         FOURTH        TOTAL
                             ----------   ----------    ----------    ----------   -----------
Total investment income ..   $3,950,161   $4,007,202    $3,942,426    $3,850,172   $15,749,961
Net investment income ....    3,615,759    3,653,580     3,567,375     3,503,239    14,339,953
        Per share ........        $0.36        $0.36         $0.36         $0.35         $1.43
Net realized gains
 (losses) and change in
 net unrealized
 appreciation
 (depreciation) on
 investments .............    5,041,317    9,713,301     2,112,135     5,259,889    22,126,642

                                                                1994
                             -----------------------------------------------------------------
                               FIRST        SECOND        THIRD         FOURTH        TOTAL
                             ----------   ----------    ----------    ----------   -----------
Total investment income ..   $3,700,348   $3,757,881    $3,732,525    $3,869,078   $15,059,832
Net investment income ....    3,338,823    3,426,127     3,394,951     3,554,303    13,714,204
  Per share ..............        $0.34        $0.34         $0.34         $0.35         $1.37
Net realized gains
  (losses) and change in
  net unrealized
  appreciation
  (depreciation) on
  investments ............   (9,979,259)  (8,109,555)   (1,656,208)   (4,315,741)  (24,060,763)

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Montgomery Street Income Securities, Inc.
San Francisco, California

We have audited the accompanying statement of assets and liabilities of Montgomery Street Income Securities, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montgomery Street Income Securities, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts
January 22, 1996

TAX INFORMATION

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

In many states the amount of income you received from direct obligations of the U.S. Government is exempt from your state income taxes. Of the Montgomery Street Income Securities, Inc.'s dividend from ordinary income, 7.2% was derived from direct obligations of the U.S. Government.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Montgomery Street account, please call 1-800-426-5523.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   All registered shareholders of the Fund's Common Stock are offered the opportunity of participating in a Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Registered shareholders, on request or on becoming registered shareholders, are mailed information regarding the Plan, including a form by which they may elect to participate in the Plan and thereby cause their future net investment income dividends and capital gains distributions to be invested in shares of the Fund's Common Stock. State Street Bank and Trust Company is the agent (the "Plan Agent") for shareholders who elect to participate in the Plan.

   If a shareholder chooses to participate in the Plan, the shareholder's dividends and capital gains distributions will be promptly invested, automatically increasing the shareholder's holdings in the Fund. If the Fund declares a dividend or capital gains distributions payable either in cash or in stock of the Fund, the shareholder will automatically receive stock. If the market price per share on the payment date for the dividend (the "Valuation Date") equals or exceeds the net asset value per share, the Fund will issue new shares to the shareholder at the greater of the following on the Valuation Date:
(a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the Valuation Date is less than the net asset value per share, the Fund will issue new shares to the shareholder at the market price per share on the Valuation Date. In either case, for federal income tax purposes the shareholder will be deemed to receive a distribution equal to the market value on the Valuation Date of the new shares issued. If dividends or capital gains distributions are payable only in cash, then the shareholder will receive shares purchased on the New York Stock Exchange or otherwise on the open market. In this event, for federal income tax purposes the amount of the distribution will equal the cash distribution paid. State and local taxes may also apply. All reinvestments are in full and fractional shares, carried to three decimal places.

   Shareholders participating in the Plan can also purchase additional shares quarterly in any amount from $100 to $3,000 (a "Voluntary Cash Investment") by sending in a check together with the cash remittance slip which will be sent with each statement of the shareholder's account. Such additional shares will be purchased on the open market by the Plan Agent. The purchase price of shares purchased on the open market, whether pursuant to a reinvestment of dividends payable only in cash or a Voluntary Cash Investment, will be the average price (including brokerage commissions) of all shares purchased by the Plan Agent on the date such purchases are effected. In addition, shareholders may be charged a service fee in an amount up to 5% of the value of the Voluntary Cash Investment. Although subject to change, shareholders are currently charged a minimum of $1 and maximum of $3, for each Voluntary Cash Investment.

   Shareholders may terminate their participation in the Plan at any time and elect to receive dividends and other distributions in cash by notifying the Plan Agent in writing. Such notification must be received not less than 10 days prior to the record date of any distribution. There is no charge or other penalty for such termination. The Plan may be terminated by the Fund or the Plan Agent upon written notice mailed to the shareholders at least 30 days prior to the record date of any distribution. Upon termination, the Fund will issue certificates for all full shares held under the Plan and cash for any fractional share.

   Alternatively, shareholders may request the Plan Agent to sell any full shares and remit the proceeds, less a 5% service fee up to $5 and less brokerage commissions. The sale of shares (including fractional shares) will be a taxable event for federal income tax purposes and may be taxable for state and local tax purposes.

   The Plan may be amended by the Fund or the Plan Agent at any time. Except when required by law, written notice of any amendment will be mailed to shareholders at least 30 days prior to its effective date. The amendment will be deemed accepted unless written notice of termination is received prior to the effective date.

   An investor holding shares in its own name can participate directly in the Plan. An investor holding shares in the name of a brokerage firm, bank or other nominee should contact that nominee, or any successor nominee, to determine whether the nominee can participate in the Plan on the investor's behalf and to make any necessary arrangements for such participation.

   Additional information, including a copy of the Plan and its Terms and Conditions and an enrollment form, can be obtained from the Plan Agent by writing State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, or by calling (800) 426-5523.

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